                               SEVERANCE AGREEMENT


         THIS SEVERANCE AGREEMENT (this "AGREEMENT") is made and entered into as of June 21, 1999 by and between Pacific Sunwear of California, Inc., a California corporation (the "COMPANY"), and Mark A. Hoffman ("EXECUTIVE").

                                   WITNESSETH:

         WHEREAS, the Executive is employed by the Company in the capacity of Chief Operating Officer, and as such the Board of Directors of the Company (the "BOARD") deems it in the best interest of the Company to offer this Agreement to the Executive; and

         WHEREAS, the Company and the Executive wish to provide for the continuation of certain payments and benefits to Executive upon the termination of Executive's employment under specified circumstances, and would like to set forth the terms relating to a release by Executive of any claims Executive may have against the Company;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and good and valuable other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. POST-TERMINATION BENEFITS.

         a. Salary; Bonus. If the employment of Executive by the Company is terminated without Cause (as defined below), Executive shall continue to receive from the Company payment of Executive's base salary for a period of nine months following the date of termination of Executive's employment (the "TERMINATION DATE"). Such payments of base salary shall be payable to Executive semi-monthly in arrears. For purposes of this Agreement, "Cause" shall mean only that (i) Executive has refused to perform or discharge his material obligations or duties hereunder for 30 days after notice from the Board of such refusal, or (ii) Executive has engaged in illegal or other wrongful conduct substantially detrimental to the business or reputation of the Company. In addition to the foregoing, if the employment of Executive is terminated by the Company without Cause at any time during a fourth fiscal quarter of the Company, the Company shall also pay to Executive in a single payment within 60 days of the end of the Company's fiscal year a "Pro Rata Portion of the Bonus." "Pro Rata Portion of the Bonus" means an amount equal to any bonus to which Executive would have been entitled had Executive remained an employee for the balance of the fiscal year in which his employment terminated multiplied by a fraction, the numerator of which is the number of days from February 1 to the date of Executive's termination, and the denominator of which is 365.

               It shall be a condition to the obligations of the Company to make the payments and provide the other benefits required hereunder, that Executive execute and deliver to the Company an Unconditional Release Agreement with the Company in substantially the form attached as Exhibit A (the "RELEASE AGREEMENT") and that, thereafter, no revocation of the release of age discrimination claims be made by Executive.

               b. Medical Benefits. If the employment of Executive by the Company is terminated without Cause, the Company shall make available to Executive such medical insurance coverage as may be provided to Executive by the Company immediately prior to the termination of Executive's employment with the Company (or such Company insurance coverage which is consistent with the coverage in place from time to time for comparable executives of the Company). The Company shall provide the medical insurance coverage to Executive for a period of nine (9) months following the Termination Date. Upon Executive's attainment of new employment (in any capacity) and qualification for medical insurance coverage pursuant to such new employment, the Company shall no longer be obligated to provide medical insurance coverage of any type or nature whether or not a period of nine months has lapsed since Executive's termination. Executive agrees to immediately notify the Company concerning his attainment of new employment and medical insurance coverage.

               c. Payment for Medical Benefits. The Company shall pay all costs and expenses associated with providing the medical insurance; provided, however, that Executive shall be obligated to pay to the Company monthly an amount equal to the aggregate amount of all co-payments and/or fees relating to insurance coverage which Executive was responsible for prior to the termination of his employment, whether such co-payments and fees were paid to the Company or directly to an insurance provider.

               2. AT-WILL. It is expressly understood and acknowledged by Executive that Executive's employment by the Company is "at-will" and nothing in this Agreement alters the "at-will" nature of Executive's employment. Executive acknowledges that the Company may terminate his employment at any time with or without Cause; provided, however that if the termination is without Cause, Executive will be entitled to the benefits described herein.

               3. COUNTERPARTS. This Agreement may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

               4. MISCELLANEOUS. This Agreement constitutes the entire agreement of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof, including that certain Severance Agreement dated February 6, 1996, between the Company and Executive which is hereby deemed terminated as of the date of this Agreement. This Agreement may only be amended in writing signed by both parties. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver by any party of any preceding or succeeding breach. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without regard to conflicts of law principles. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       "COMPANY"

                                       PACIFIC SUNWEAR OF CALIFORNIA, INC.,
                                       a California corporation


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       "EXECUTIVE"


                                       -----------------------------------
                                       Mark A. Hoffman

                                    EXHIBIT A

                         UNCONDITIONAL RELEASE AGREEMENT


                  THIS UNCONDITIONAL RELEASE AGREEMENT (the "RELEASE") is made and entered into as of this _____ day of ______________, 19__, by Mark A. Hoffman ("EXECUTIVE") in favor of PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "COMPANY").

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS , the Company has, prior to the date hereof, employed Executive as a full time employee of the Company, but as of this date Executive's status as an employee has terminated; and

                  WHEREAS, as a condition precedent to granting Executive certain severance benefits pursuant to that Severance Agreement (the "SEVERANCE AGREEMENT") between Executive and the Company dated as of _____________, the Company has required that Executive execute and deliver this Release in favor of the Company;

                  NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Executive hereby agrees as follows:

                  1. RELEASE. Except with respect to the Company's obligations pursuant to the Severance Agreement, any existing director or officer indemnification agreement, and any retirement or similar benefits, if any, applicable or payable to Executive, Executive hereby unconditionally remises, releases and forever discharges to the fullest extent permitted by law, the Company, its employees, officers, directors, agents, affiliates, subsidiaries and each of them from all manner of actions, proceedings, causes of actions, claims, counterclaims, suits, debts, sums, monies, accounts, covenants, agreements, promises, damages, losses or demands of whatever kind or nature from the beginning of time to the present, whether known or unknown, in law or in equity, which in the past, now or in the future arise, may arise or allegedly arise or are in any way resulting from or in any manner connected with Executive's employment by the Company and the termination of such employment by the Company. Executive waives all claims and causes of action against the Company and all damages, if any, that may be recoverable. This release and waiver of all claims and damages includes, but is not limited to, any tort or claim of contractual restriction relating to Executive's employment or termination thereof, any claim of wrongful discharge, and all rights under federal, state or local law prohibiting race, sex, age, religion, national origin, handicap, disability or other forms of discrimination, including but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the California Fair Employment and Housing Act, the California Family Rights Act, or any other federal, state or local law, regulation or ordinance.

                  This Release is intended to be effective as a bar to every claim, demand and cause of action stated above. Accordingly, Executive hereby expressly waives any rights and benefits conferred by Section 1542 of the California Civil Code, which provides that, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                  2. MISCELLANEOUS. This Release embodies the entire agreement of the parties and supersedes all prior agreements between the parties hereto relating to the subject matter hereof. The unenforceability or invalidity of any of the terms or provisions of this agreement shall not affect the validity or enforceability of the remaining terms or provisions which shall be interpreted and construed in such a manner as to carry out fully the intention of the parties hereto. This Release shall be construed and enforced in accordance with the laws of the State of California.

                  Executive understands that by executing this release Executive is giving up possible rights that he may have, and that Executive does not have to sign this release. This Release has been voluntarily and knowingly executed by Executive with the express intention of effecting the extinguishment of any and all obligations and damages that the Company may owe to Executive as provided herein.

                  EXECUTIVE UNDERSTANDS THAT EXECUTIVE HAS 21 DAYS TO CONSIDER WHETHER OR NOT TO EXECUTE THIS RELEASE. EXECUTIVE UNDERSTANDS THAT A PORTION OF THIS RELEASE, SOLELY RELATING TO EXECUTIVE'S RIGHTS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, MAY BE REVOKED BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN 7 DAYS OF EXECUTION OF THIS RELEASE. THE PORTION OF THIS RELEASE RELATING SOLELY TO EXECUTIVE'S RIGHTS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH 7 DAY PERIOD. ALL PARTS OF THIS RELEASE NOT RELATING TO CLAIMS OF AGE DISCRIMINATION AND ALLEGED DAMAGES UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, ARE EFFECTIVE IMMEDIATELY UPON EXECUTION OF THIS RELEASE. EXECUTIVE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH 7 DAY PERIOD THIS RELEASE WILL BECOME BINDING IN ITS ENTIRETY UPON THE EXECUTIVE AND ALL PORTIONS THEREOF WILL BE IRREVOCABLE.

                  IN WITNESS WHEREOF, Executive has duly executed this Release in favor of the Company as of the day and year first above written.

                                               "EXECUTIVE"



                                               ---------------------------------



                                               ---------------------------------
                                               Print Name

                               SEVERANCE AGREEMENT


                  THIS SEVERANCE AGREEMENT (this "AGREEMENT") is made and entered into as of August 2, 1999 by and between Pacific Sunwear of California, Inc., a California corporation (the "COMPANY"), and Michael J. Scandiffio ("EXECUTIVE").

                                   WITNESSETH:

                  WHEREAS, the Executive is employed by the Company in the capacity of Executive Vice President of Merchandising, and as such the Board of Directors of the Company (the "BOARD") deems it in the best interest of the Company to offer this Agreement to the Executive; and

                  WHEREAS, the Company and the Executive wish to provide for the continuation of certain payments and benefits to Executive upon the termination of Executive's employment under specified circumstances, and would like to set forth the terms relating to a release by Executive of any claims Executive may have against the Company;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and good and valuable other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1.  POST-TERMINATION BENEFITS.

                  a. Salary; Bonus. If the employment of Executive by the Company is terminated without Cause (as defined below), Executive shall continue to receive from the Company payment of Executive's base salary for a period of nine months following the date of termination of Executive's employment (the "TERMINATION DATE"). Such payments of base salary shall be payable to Executive semi-monthly in arrears. For purposes of this Agreement, "Cause" shall mean only that (i) Executive has refused to perform or discharge his material obligations or duties hereunder for 30 days after notice from the Board of such refusal, or
(ii) Executive has engaged in illegal or other wrongful conduct substantially detrimental to the business or reputation of the Company. In addition to the foregoing, if the employment of Executive is terminated by the Company without Cause at any time during a fourth fiscal quarter of the Company, the Company shall also pay to Executive in a single payment within 60 days of the end of the Company's fiscal year a "Pro Rata Portion of the Bonus." "Pro Rata Portion of the Bonus" means an amount equal to any bonus to which Executive would have been entitled had Executive remained an employee for the balance of the fiscal year in which his employment terminated multiplied by a fraction, the numerator of which is the number of days from February 1 to the date of Executive's termination, and the denominator of which is 365.

                  It shall be a condition to the obligations of the Company to make the payments and provide the other benefits required hereunder, that Executive execute and deliver to the Company an Unconditional Release Agreement with the Company in substantially the form attached as Exhibit A (the "RELEASE AGREEMENT") and that, thereafter, no revocation of the release of age discrimination claims be made by Executive.

                  b. Medical Benefits. If the employment of Executive by the Company is terminated without Cause, the Company shall make available to Executive such medical insurance coverage as may be provided to Executive by the Company immediately prior to the termination of Executive's employment with the Company (or such Company insurance coverage which is consistent with the coverage in place from time to time for comparable executives of the Company). The Company shall provide the medical insurance coverage to Executive for a period of nine (9) months following the Termination Date. Upon Executive's attainment of new employment (in any capacity) and qualification for medical insurance coverage pursuant to such new employment, the Company shall no longer be obligated to provide medical insurance coverage of any type or nature whether or not a period of nine months has lapsed since Executive's termination. Executive agrees to immediately notify the Company concerning his attainment of new employment and medical insurance coverage.

                  c. Payment for Medical Benefits. The Company shall pay all costs and expenses associated with providing the medical insurance; provided, however, that Executive shall be obligated to pay to the Company monthly an amount equal to the aggregate amount of all co-payments and/or fees relating to insurance coverage which Executive was responsible for prior to the termination of his employment, whether such co-payments and fees were paid to the Company or directly to an insurance provider.

                  2. AT-WILL. It is expressly understood and acknowledged by Executive that Executive's employment by the Company is "at-will" and nothing in this Agreement alters the "at-will" nature of Executive's employment. Executive acknowledges that the Company may terminate his employment at any time with or without Cause; provided, however that if the termination is without Cause, Executive will be entitled to the benefits described herein.

                  3. COUNTERPARTS. This Agreement may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

                  4. MISCELLANEOUS. This Agreement constitutes the entire agreement of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof, including that certain Severance Agreement dated February 6, 1996, between the Company and Executive which is hereby deemed terminated as of the date of this Agreement. This Agreement may only be amended in writing signed by both parties. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver by any party of any preceding or succeeding breach. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without regard to conflicts of law principles. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          "COMPANY"

                                          PACIFIC SUNWEAR OF CALIFORNIA, INC.,
                                          a California corporation



                                          By:
                                             --------------------------------

                                          Name:
                                               ------------------------------

                                          Title:
                                                -----------------------------

                                          "EXECUTIVE"


                                          -----------------------------------
                                          Michael J. Scandiffio

                                    EXHIBIT A

                         UNCONDITIONAL RELEASE AGREEMENT


                  THIS UNCONDITIONAL RELEASE AGREEMENT (the "RELEASE") is made and entered into as of this _____ day of ______________, 19__, by Michael J. Scandiffio ("EXECUTIVE") in favor of PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "COMPANY").

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS , the Company has, prior to the date hereof, employed Executive as a full time employee of the Company, but as of this date Executive's status as an employee has terminated; and

                  WHEREAS, as a condition precedent to granting Executive certain severance benefits pursuant to that Severance Agreement (the "SEVERANCE AGREEMENT") between Executive and the Company dated as of _____________, the Company has required that Executive execute and deliver this Release in favor of the Company;

                  NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Executive hereby agrees as follows:

                  1. RELEASE. Except with respect to the Company's obligations pursuant to the Severance Agreement, any existing director or officer indemnification agreement, and any retirement or similar benefits, if any, applicable or payable to Executive, Executive hereby unconditionally remises, releases and forever discharges to the fullest extent permitted by law, the Company, its employees, officers, directors, agents, affiliates, subsidiaries and each of them from all manner of actions, proceedings, causes of actions, claims, counterclaims, suits, debts, sums, monies, accounts, covenants, agreements, promises, damages, losses or demands of whatever kind or nature from the beginning of time to the present, whether known or unknown, in law or in equity, which in the past, now or in the future arise, may arise or allegedly arise or are in any way resulting from or in any manner connected with Executive's employment by the Company and the termination of such employment by the Company. Executive waives all claims and causes of action against the Company and all damages, if any, that may be recoverable. This release and waiver of all claims and damages includes, but is not limited to, any tort or claim of contractual restriction relating to Executive's employment or termination thereof, any claim of wrongful discharge, and all rights under federal, state or local law prohibiting race, sex, age, religion, national origin, handicap, disability or other forms of discrimination, including but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the California Fair Employment and Housing Act, the California Family Rights Act, or any other federal, state or local law, regulation or ordinance.

                  This Release is intended to be effective as a bar to every claim, demand and cause of action stated above. Accordingly, Executive hereby expressly waives any rights and benefits conferred by Section 1542 of the California Civil Code, which provides that, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                  2. MISCELLANEOUS. This Release embodies the entire agreement of the parties and supersedes all prior agreements between the parties hereto relating to the subject matter hereof. The unenforceability or invalidity of any of the terms or provisions of this agreement shall not affect the validity or enforceability of the remaining terms or provisions which shall be interpreted and construed in such a manner as to carry out fully the intention of the parties hereto. This Release shall be construed and enforced in accordance with the laws of the State of California.

                  Executive understands that by executing this release Executive is giving up possible rights that he may have, and that Executive does not have to sign this release. This Release has been voluntarily and knowingly executed by Executive with the express intention of effecting the extinguishment of any and all obligations and damages that the Company may owe to Executive as provided herein.

                  EXECUTIVE UNDERSTANDS THAT EXECUTIVE HAS 21 DAYS TO CONSIDER WHETHER OR NOT TO EXECUTE THIS RELEASE. EXECUTIVE UNDERSTANDS THAT A PORTION OF THIS RELEASE, SOLELY RELATING TO EXECUTIVE'S RIGHTS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, MAY BE REVOKED BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN 7 DAYS OF EXECUTION OF THIS RELEASE. THE PORTION OF THIS RELEASE RELATING SOLELY TO EXECUTIVE'S RIGHTS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH 7 DAY PERIOD. ALL PARTS OF THIS RELEASE NOT RELATING TO CLAIMS OF AGE DISCRIMINATION AND ALLEGED DAMAGES UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, ARE EFFECTIVE IMMEDIATELY UPON EXECUTION OF THIS RELEASE. EXECUTIVE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH 7 DAY PERIOD THIS RELEASE WILL BECOME BINDING IN ITS ENTIRETY UPON THE EXECUTIVE AND ALL PORTIONS THEREOF WILL BE IRREVOCABLE.

                  IN WITNESS WHEREOF, Executive has duly executed this Release in favor of the Company as of the day and year first above written.

                                               "EXECUTIVE"


                                               ---------------------------------



                                               ---------------------------------
                                               Print Name